                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 RISCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
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[RISCORP LOGO]
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WALTER E. RIEHEMANN*
SR. VICE PRESIDENT, GENERAL COUNSEL & SECRETARY

                                 MARCH 20, 1998



                           SECOND URGENT REQUEST!!!!

Dear Shareholder:

     We still have not yet received your vote for the upcoming Special Meeting of Shareholders of RISCORP, INC., to be held on March 26, 1998. Regardless of the number of shares you own, it is important that they be represented at the meeting. Your vote is very important to us and we need your support.

      YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSALS.

     Since the time remaining is VERY short, we urge you to sign, date and return your vote as soon as possible. If you need assistance in voting your proxy please call our Proxy Solicitor Corporate Investor Communications, Inc. toll free at 1-(888)-501-9722. We have also enclosed an overnight priority return envelope for your convenience. If you have already voted your proxy, please disregard this request.



Very truly yours,



/s/ Walter E. Riehemann
Walter E. Riehemann

WER/sah



                    IF YOU HAVE RECENTLY MAILED YOUR PROXY,
              PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.



1390 Main St.-Sarasota, FL 34236-5642
(941) 906-5771-Fax (941) 362-6122
wriehemann@riscorp.com-http://www.riscorp.com
*Admitted in GA & TX, not admitted in FL.